SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   May 1, 2008

TARA GOLD RESOURCES CORP.

(Name of Small Business Issuer in its charter)

            Nevada

         000-29595

     90-0316566

     (State of incorporation)

(Commission File No.)

  (IRS Employer

Identification No.)

2162 Acorn Court

 Wheaton, IL 60187

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:     (630) 462-2079

N/A

 (Former name if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers

On May 1, 2008 John Brownlie, Jeffrey Pritchard and Ramiro Trevizo were appointed directors of the Company.

The new directors will serve until the next annual meeting of the Company’s shareholders or until their successors are appointed.

John Brownlie (age 58) has been the Chief Operating Officer and a Director of Capital Gold Corporation since May 2006.  Mr. Brownlie provided team management for mining projects requiring technical, administrative, political and cultural experience over his 28 year mining career.  From 2000 to 2006, Mr. Brownlie was a consultant providing mining and mineral related services to various companies including SRK, Oxus Mining plc and Cemco Inc. From 1995 to 2000, he was the General Manager for the Zarafshan-Newmont Joint Venture in Uzbekistan, a one-million tonne per month heap leach plant which produced over 400,000 ounces of gold per year. From 1988 to 1995, Mr. Brownlie served as the Chief Engineer and General Manager for Monarch Resources in Venezuela, at both the El Callao Revemin Mill and La Camorra gold projects.  Prior to 1988 Mr. Brownlie was a resident of South Africa and was associated with numerous mineral projects across Africa.  Mr. Brownlie is a mechanical engineer and fluent in Spanish.

Jeffrey W. Pritchard (age 49) has been Vice President of Investor Relations, the Secretary and a Director of Capital Gold Corporation since 1997.  Mr. Pritchard has been in the marketing/public relation’s field since receiving a Bachelor’s degree from the State University of New York.  Mr. Pritchard previously served as the Director of Marketing for the New Jersey Devils and as the Director of Sales for the New York Islanders. He also was an Executive Vice President with Long Island based Performance Network, a marketing and publishing concern.

Ramiro Trevizo (age 51) has been the President of the Company’s Mexican subsidiary, Corporacion Amermin, S.A. de C.V., since 2005.  Between 2003 and 2005 Mr. Trevizo was the President of Grupo Constructor de Desierto, S.A., an engineering company based in Chihuahua, Mexico.  Between 2002 and 2004 Mr. Trevizo was a regional manager for D&B Engineering of Phoenix, Arizona.  Mr. Trevizo was a project manager for Concord, California based OSP Consultants from 1999 to 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 23, 2008

TARA GOLD RESOURCES CORP.

                                                                                                                By:  /s/ Francis Richard Biscan Jr.

Francis Richard Biscan, Jr., President

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